Exhibit 32.1

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(UNITED STATES CODE, TITLE 18, CHAPTER 63, SECTION 1350)
ACCOMPANYING ANNUAL REPORT ON FORM 10-K OF
ALTISOURCE PORTFOLIO SOLUTIONS S.A. FOR THE YEAR ENDED
DECEMBER 31, 2017

In connection with the Annual Report on Form 10-K of Altisource Portfolio Solutions S.A. (the “Company”) for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), William B. Shepro, as Chief Executive Officer of the Company, and Indroneel Chatterjee, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ William B. Shepro	By:	/s/ Indroneel Chatterjee
	William B. Shepro		Indroneel Chatterjee
	Director and Chief Executive Officer		Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)
	February 22, 2018		February 22, 2018